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                              CONSENT OF COUNSEL


     We consent to the reference to our firm in this Registration Statement on Form S-8 filed by International Mercantile Corporation.


                                                   FILLMORE & GRIFFIN, L.C.

                                                   /s/ FILLMORE & GRIFFIN, L.C.

Kansas City, Missouri
August 7, 1997